Exhibit 10(c) (2)
Executive Officers of
The Scotts Miracle-Gro Company
who are parties to form of
Employee Confidentiality, Noncompetition,
Nonsolicitation Agreement for employees
participating in The Scotts Company LLC
     Executive/Management Incentive Plan

Name and Principal Position	Date of Employee Confidentiality,
with The Scotts Miracle-Gro Company	Noncompetition, Nonsolicitation Agreement

Denise S. Stump, Executive Vice President, Global Human Resources	August 8, 2006

David C. Evans, Executive Vice President, Chief Financial Officer	May 20, 2006

Barry W. Sanders, Executive Vice President, North America	April 22, 2005